UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

          Investment Company Act file number     811-21247
                                            --------------------------

                      BNY/Ivy Multi-Strategy Hedge Fund LLC
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 One Wall Street
                               New York, NY 10286
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Steven Pisarkiewicz
                              BNY Asset Management
                                  1633 Broadway
                               New York, NY 10019
                     ---------------------------------------
                     (Name and address of agent for service)


     Registrant's telephone number, including area code:   1-212-641-7999
                                                        --------------------

                     Date of fiscal year end: March 31, 2005
                                             ---------------

                    Date of reporting period: March 31, 2005
                                             ---------------

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:






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               BNY/IVY MULTI-STRATEGY   |       Annual Report
               HEDGE FUND LLC           |       March 31, 2005
                                        |
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                       [IVY ASSET MANAGEMENT CORP. LOGO]

                     NOTICE OF PRIVACY POLICY AND PRACTICES

BNY/Ivy Multi-Strategy Hedge Fund LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

      o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

      o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

      o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and BNY/Ivy Multi-Strategy Hedge Fund LLC or service providers to BNY/Ivy Multi-Strategy Hedge Fund LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC:

      o as permitted by law - for example, with service providers who maintain or service shareholder accounts for the BNY/Ivy Multi-Strategy Hedge Fund LLC or to a shareholder's broker or agent, to resolve or to protect against member fraud; and

      o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the BNY/Ivy Multi-Strategy Hedge Fund LLC:

      o to maintain policies and procedures designed to limit access to and use of information about members of the BNY/Ivy Multi-Strategy Hedge Fund LLC to those persons who need to know such information to provide services to us; and

      o to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of members of the BNY/Ivy Multi-Strategy Hedge Fund LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF BNY/IVY MULTI-STRATEGY HEDGE FUND LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

Dear Members,

We are pleased to send you the Annual Report for the BNY/Ivy Multi-Strategy Hedge Fund LLC for the year ended March 31, 2005. This is the Fund's second year of operation and we have provided an updated analysis since the semi-annual report.

4TH QUARTER 2004

HEDGE FUND STRATEGIES PERFORMED WELL IN THE FOURTH QUARTER. The re-election victory of the incumbent U.S. President eliminated fears that deadlock could create chaos in the markets, and investors, confident that year-end investment outflows would be limited, again began to increase exposure to financial assets. The ensuing broad based rally provided returns that in many instances equaled those achieved in the first three quarters of the year combined.

There were continuing cross-currents that presented challenges, as well as opportunities for alternative investing managers. On the one hand, equity volatility stayed persistently low in the U.S. and, in fact, continued to decline across Europe. Commodity prices also generally remained high. On the other hand, equity markets rallied and bonds traded well in spite of continued Federal Reserve tightening.

THE EQUITY MARKETS WERE POWERED BY THE POST-ELECTION RELIEF RALLY. In the U.S., all major equity indices finished higher, as fears of a repeat of 2000's contested election faded. In this instance, sentiment was the overriding factor, even as there were mixed signals about company and global fundamentals. For the quarter, the Dow Jones Industrial Average rose 7.6%, the broader S&P 500 index rose 9.2%, and the NASDAQ Composite rose 14.7%. Small capitalization stocks, as represented by the Russell 2000, also notched double digits gains, appreciating 14.1% for the quarter. Small stocks again outperformed large stocks, ending the year with about a 12% advantage. Contrary to a number of accepted notions at the beginning of 2004, small cap outperformance defied predictions, continuing its remarkable streak.

MOST KEY EQUITIES MARKETS OUTSIDE THE U.S., NOTABLY IN EUROPE AND ASIA, ALSO SHOWED STRENGTH IN THE FOURTH QUARTER. In the U.K. the FTSE 100 appreciated 5.9%, in Germany the DAX was up 9.3% and in France the CAC 40 gained 5.2%. As in the U.S., European small cap stocks performed very well, as evidenced by the MSCI Europe Small Cap index appreciating 10.9% in the quarter. In Asia, Japan's Nikkei 225 appreciated by 6.2%, and Hong Kong's Hang Seng Index gained 9.0%. The rally extended outside the developed markets as well, with the MSCI Emerging Markets Index gaining 16.8%.

As expected, the U.S. TREASURY YIELD CURVE FLATTENED as the Federal Reserve continued its periodic increases in short-term rates. At the same time, defying conventional wisdom, the 10-year Treasury Bond yield barely budged, ending the quarter at a yield of 4.35%. Three-month Treasury Bills jumped over 50 basis points during the quarter to end up yielding 2.19%. In the credit markets, SPREADS GENERALLY TIGHTENED ACROSS THE SPECTRUM, with the greatest tightening occurring in the lower-rated CCC range. This, too, defied common wisdom, as investors seeking higher yields dismissed the notion that lower-rated bonds contain higher risk.

In fact, THE APPETITE FOR YIELD LED TO A 60% INCREASE IN NEW ISSUANCE OF BONDS RATED CCC OR LOWER, YEAR OVER YEAR. As we have noted, declining market volatility and tightening credit spreads are both signs of either complacency or a sense that risk has been squeezed out of markets. FOR THE QUARTER, HIGH YIELD BONDS WERE MODESTLY POSITIVE IN THE U.S., with the Merrill Lynch High Yield Master II Index up 1.5% and did even better in Europe where the Merrill Lynch European High Yield Index returned 4.6%. These gains were attributed in large part to "technical" factors as yield-hungry investors being attracted to CDOs (packages of such bonds). As we have learned over these past years, trends can continue far longer than supposedly reasonable investors could imagine.

As stated at the outset, THE FOURTH QUARTER PROVIDED AMPLE OPPORTUNITIES FOR hedge fund managers. This was true not only with LONG/SHORT EQUITY MANAGERS but with EVENT-DRIVEN MANAGERS AS WELL. Merger and acquisition activity dramatically increased in the fourth quarter, marking 2004 as the strongest deal environment in a number of years. CREDIT-ORIENTED MANAGERS ALSO DID WELL. Even those managers who struggled all year, in volatility-driven relative value strategies, gained some ground as liquidity improved.

Many of our long/short equity managers were able to nimbly increase net long exposure ahead of and into the rally. These more flexible and trading-oriented managers continued to outperform their more fundamental-based peers, even as the year-end rally provided stock-picking opportunities. WE REMAIN POSITIVE ON GLOBAL LONG/SHORT EQUITY, and believe that stock return dispersion should increase, providing an improved environment for our more fundamental managers.

MANAGERS THAT WERE PRIMARILY LONG CREDIT BENEFITED FROM SPREAD TIGHTENING, and established MULTI-STRATEGY FIRMS CONTINUED TO REALLOCATE CAPITAL AWAY FROM ARBITRAGE TO SPECIAL SITUATIONS, event driven and directional credit plays. Though we continue to see opportunities in credit strategies, we have shifted our allocations to those managers which are largely non-directional, and to those that are more trading-oriented. With credit spreads as tight as they are, the reward to risk for primarily long credit strategies is no longer favorable.

IN THE EVENT-DRIVEN SPACE, DISTRESSED MANAGERS FINISHED THE YEAR STRONG, defying common wisdom that the cycle had all but run its course. For the first time in a number of years, merger arbitrage managers made decent profits. The deal of the year was Cingular's acquisition of AT&T Wireless, which closed in October. Virtually every manager in the space had exposure to it and participated in the outsized rate of return (over 15%). Wellpoint's acquisition of Anthem was completed on December 1 after contending with regulatory obstacles during the summer months. PeopleSoft finally allowed itself to be acquired by Oracle after the latter had increased its bid twice. In December, a number of significant deals were announced, including Johnson & Johnson's intention to acquire Guidant, and a proposed merger of equals between Sprint and Nextel. Globally, the volume of announced deals for 2004 reached $1.95 trillion, up 41% from 2003 and marking the highest level since 2000. Combined with the largest amount of cash sitting on corporate balance sheets since 1959, WE MAY BE SEEING A REAWAKENING OF MERGER ARBITRAGE AND OTHER CORPORATE ACTIONS. As short-term rates have increased from less than 1% to more than 2%, we are beginning to see an increase in deal spreads as well.

1ST QUARTER 2005

Ivy's universe of alternative investment managers was marginally profitable in the first quarter of 2005 in the face of deteriorating fundamentals across global markets. THE QUARTER WAS CHARACTERIZED BY A DECLINE IN U.S. EQUITIES AND WIDENING CREDIT SPREADS, even as implied volatility remained near multi-year lows. Collectively, this provided A DIFFICULT ENVIRONMENT FOR ALTERNATIVE INVESTMENTS. Yet the seeds of a major change in investor sentiment may be germinating, as it appears that investment risk is being repriced by the markets. In fact, since the quarter ended, domestic stock markets have deteriorated further and equity volatilities have spurted to their highest levels in a number of months. For the first time in a while, RISKIER ASSETS SUCH AS THE TECHNOLOGY STOCKS populating the NASDAQ, AS WELL AS BELOW INVESTMENT GRADE, "JUNK" DEBT, PERFORMED THE MOST POORLY. This is in stark contrast to the broadly favorable market conditions in the fourth quarter of 2004, where most investment strategies posted positive returns.

IN THE U.S., ALL MAJOR EQUITY INDICES FINISHED IN DECIDEDLY NEGATIVE TERRITORY. Continued anxiety about rising commodity prices and the threat of price inflation took its toll on the markets, as did fears of future interest rate increases and the heightened media attention given to the "twin deficits" (trade and budget). Together, these factors reversed the post-election bullishness of the previous quarter. The Dow Jones Industrial Average fell 2.1%, the S&P 500 ended down 2.2% (its worst quarter in two years), while the NASDAQ Composite dropped significantly more, by 8.1%. Smaller capitalization stocks, as represented by the Russell 2000, did not provide a safe haven, as that index fell 5.4%. The multi-year winning streak of small caps over large caps halted this quarter, as the largest 100 S&P stocks outperformed the Russell 2000 by 3.5%.

OUTSIDE THE U.S., MOST KEY EQUITY MARKETS, WITH THE EXCEPTION OF HONG KONG, FINISHED IN POSITIVE TERRITORY. The U.K.'s FTSE 100 index appreciated 3.0%, Germany's DAX gained 2.2% for the quarter, and France's CAC 40 gained 6.5%. European small cap stocks performed strongly, as the MSCI European small cap index rose 8.2%. In Asia, Japan's Nikkei 225 finished up 2.1%, though Hong Kong's Hang Seng index fell 4.3%. Less developed markets, as represented by the MSCI Emerging Markets Global Free Index, experienced modestly positive performance of 1.6%. Though positive for the quarter, this emerging markets index dropped by 6.6% in March, indicative of a shift in investor sentiment away from the most speculative equity markets.

As widely expected, THE U.S. FEDERAL RESERVE BOARD RAISED RATES for the seventh time, and 90-day Treasury Bills rose almost 60 basis points during the quarter, ending at 2.76%. The yield on the 10-year U.S. Treasury Bond jumped from 4.13% at the end of January to 4.64% in mid-March, and settled at 4.48% at quarter end. THIS SPIKE IN YIELDS, PARTICULARLY IN MARCH, HURT THOSE RELATIVE VALUE PLAYERS THAT DID NOT CARRY SUFFICIENT INTEREST RATE HEDGES.

The continued tightening of credit spreads and the record issuance of below investment grade debt in 2004 led us to speculate that long-biased and yield-oriented credit investors may have become complacent about market risk. In the first quarter, high yield bonds came under pressure, especially in March, as the Merrill Lynch High Yield Master II Index dropped 2.7%.

CREDIT SPREADS WIDENED MEANINGFULLY ACROSS THE BOARD IN MARCH, with the largest widening occurring in the higher risk/lower quality credits, as evidenced by a 123 basis point widening in the CCC rated universe. This was the worst performance for the U.S. credit markets since July 2002 when corporate fraud (e.g., Adelphia, WorldCom) caused substantial losses. In Europe, the Merrill Lynch European High Yield Index fell 1.6% in March, the first negative return for the index since May 2004, and the worst month for the index since September 2002. Many market participants pinned the blame on General Motors's poor earnings pre-announcement, which led to a significant downgrading of its credit.

No one sector or strategy stood out in terms of strongly positive performance. LONG/SHORT EQUITY MANAGERS FACED A DOWNWARD TRENDING MARKET FOR MOST OF THE FIRST QUARTER, an abrupt change from the strong upward momentum at the end of last year. Managers entered what turned out to be a challenging quarter with their highest net long exposures in some time. DURING THE QUARTER, ENERGY WAS THE SOLE BROAD ECONOMIC SECTOR TO POST GAINS, and what is good for oil companies is often considered bad for many other sectors, particularly those that are consumer-oriented. Those managers trading and investing in more volatile industries such as technology and healthcare/biotech found it particularly difficult, as the first quarter sell-off was particularly severe in those sectors. Managers with exposure to basic materials and commodities, on the other hand, were able to realize some gains in the quarter. Also on the plus side, managers that were able to nimbly adjust market exposure opportunistically captured returns in February and successfully hedged the downside in January and March. Those managers with positions in smaller cap European companies and selected Japanese names also posted good results.

In event-driven strategies, MERGER ACTIVITY CONTINUED TO PICK UP as a number of multi-billion dollar transactions were announced, but so-called "plain vanilla" deal spreads remained low. Potential unleveraged returns in the 4% to 8% range failed to divert capital from event-driven and multi-strategy hedge funds.
Distressed managers saw some reversals in the quarter, as lower quality portfolio names performed poorly. Managers with exposure to the British power sector, asbestos liability, auto manufacturers and auto suppliers (unhinged by General Motors's announcement) suffered mark to market losses. Given historically low default rates and thus less distressed supply, managers in this space continue to diversify away from public distressed deals. More conservative managers have been migrating up the capital structure (senior secured debt and bank debt) while more aggressive managers have purchased and restructured the underlying companies. Both approaches yielded largely positive results in the first quarter.

RELATIVE VALUE STRATEGIES' PERFORMANCE WAS MIXED DURING THE QUARTER, as statistical arbitrage and multi-strategy managers posted gains, though convertible arbitrage managers continued to suffer. In fact, THE FIRST QUARTER WAS THE WORST PERIOD FOR CONVERTIBLE ARBITRAGEURS SINCE THE LONG-TERM CAPITAL DEBACLE IN 1998. Widening credit spreads, rising yields, and stubbornly low levels of volatility combined with the fear of fund redemptions led to a significant supply/demand imbalance. Even as convertible valuations have become more attractive, managers are reluctant to step up and buy under these circumstances. On the positive side, IVY'S FOCUS ON FUNDAMENTAL-FOCUSED STAT ARB MANAGERS PAID DIVIDENDS as those managers generated positive returns from stock picking. Multi-strategy managers generally eked out positive returns, mostly due to their diverse mix of strategies and opportunistic capital allocations. MANAGERS WITH THE BROADEST MANDATES OUTPERFORMED IN THE QUARTER, while managers with the highest allocations to convert arb and other long volatility strategies predictably suffered.

In the credit space, IVY'S FOCUS ON RELATIVE VALUE AND TRADING-ORIENTED MANAGERS WAS REWARDED DURING THE QUARTER, as those managers largely weathered March's indiscriminate sell-off across the credit spectrum. While our credit managers have only limited direct interest rate sensitivity in their portfolios, interest rate rises are historically correlated with spread widening. WE CONTINUE TO FAVOR MULTI-STRATEGY AND RELATIVE VALUE CREDIT MANAGERS, RATHER THAN LONG-BIASED APPROACHES.

Thank you for your confidence in the BNY/Ivy Multi-Strategy Hedge Fund LLC.

Sincerely,

[STEVEN PISARKIEWICZ SIG]

Steven Pisarkiewicz
President
BNY/Ivy Multi-Strategy Hedge Fund LLC

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 For the Year Ended March 31, 2005

 CONTENTS

 Management Discussion & Analysis ..........................................   1
 Portfolio Summary .........................................................   3
 Schedule of Investments ...................................................   4
 Statement of Assets, Liabilities and Members' Capital .....................   6
 Statement of Operations ...................................................   7
 Statements of Changes in Members' Capital .................................   8
 Statement of Cash Flows ...................................................   9
 Notes to the Financial Statements .........................................  10
 Report of Independent Registered Public Accounting Firm ...................  18

 Managers and Officers (unaudited) .........................................  19
 Information about Advisory Agreements (unaudited) .........................  20

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING FISCAL YEAR-END 2005?

The year was characterized by a high degree of risk-appetite that ended with tighter credit spreads, lower volatility and slightly higher equity markets than a year earlier. The combination of negative real interest rates, "measured" rate increases from relatively low levels and strong corporate balance sheets, all played a role in fostering a relatively lackluster environment.

         o Developments in the macro-environment, particularly as related to commodity prices, kept equity strategies challenging for the first half of the fiscal year as fundamental news was largely ignored. However, the powerful post-election rally, which saw double digit increases across the Russell 2000 and NASDAQ composite in a span of three months, was a boost to year-end returns.

         o Relative-value strategies faced a difficult environment, as global liquidity remained high, while dispersion stayed low. At the end of the fiscal year, technical issues related to redemptions began to affect managers pursuing convertible arbitrage.

         o Event-driven and credit related strategies benefited from the abundance of corporate events and tightening spreads, respectively. While there was increased merger activity, deal spreads remained very tight. Low default rates made distressed investing difficult, but middle market paper and post-reorganized equity remained in strong supply.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THIS PERIOD?

The fund achieved net performance of 5.10% for the twelve month period ending March 31st, 2005. In the same period, the S&P500 returned 6.69% and the HFRI Fund of Funds Index returned 4.13%.

WHAT SPECIFIC FACTORS ACCOUNT FOR THE FUND'S PERFORMANCE FOR THE FISCAL YEAR-END 2005?

The fund benefited from our tactical decision to increase event-driven exposure at the expense of relative value. These managers significantly out-performed during the post-election rally and were able to hold onto much of their gains during the last quarter. In addition, the fund was buoyed by its multi-strategy exposure as these managers were positive across the board, mostly due to their diverse mix of strategies and opportunistic capital allocations.

Performance was detracted by exposure to convertible arbitrage as widening credit spreads, stubbornly low levels of volatility combined and redemption fears led to a significant supply/demand imbalance. Low net exposure equity managers also underperformed due to equity movement driven by sentiment rather than fundamentals.

WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

The fund's top performers were established managers within the event-driven space. Merced Partners benefited from several specific special situation opportunities, while Longacre and

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

Cerberus  benefited  from  their  respective  distressed  portfolios.   Cerberus
specifically gained from their expertise in increasing their investments' operating efficiency, productivity and earnings.

HOW DID THE FUND'S COMPOSITION CHANGE DURING THE YEAR?

As volatility continued to be depressed and credit fundamentals remained strong, we reduced exposure to relative value strategies such as statistical arbitrage, equity market neutral and convertible arbitrage and increased allocations to credit and event-driven strategies.

Equity exposure remained relatively flat year over year, however we made several important changes with regard to composition at the manager level. These changes include the addition of several managers who have globally focused portfolios, including one manager with dedicated Japanese equity exposure.

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?

We expect the next twelve months to be challenging. The U.S. is in the latter stages of economic expansion. As is typical with late-stage expansion, inflationary pressures necessitate the tightening of monetary conditions, which subsequently leads to an increase in risk aversion. The initial stages of risk aversion have been apparent in the behavior of higher risk fixed-income, US dollar appreciation, and in the recent under-performance of small-cap vs. large cap equities.

In the equity strategies, we believe outsized returns will be available with the opportunistic, more trading-oriented, generalists. We are also optimistic on Asian and European focused managers, particularly those with an activist approach. As the year progresses, relative value performance will most likely improve as the supply/demand imbalance is rectified and volatility picks up, but we don't expect stellar returns due to continued commoditization. Our expectation is that event-driven strategies will remain the relative bright-spot, particularly for those managers playing unique special situations. In general, distressed investing will be difficult if volatility increases significantly, credit spreads continue their recent widening and defaults remain low.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
 March 31, 2005


 INCEPTION DATE                              PORTFOLIO STATISTICS

 04/01/2003                                  Members' Capital ($million): $130.9


 SECTOR BREAKDOWN*

       39.7% Event Driven
       25.8% Relative Value
       19.8% Long / Short Equity
        8.5% Credit
      -----
       93.8% Total Investments in Portfolio Funds
        6.2% Other Assets, Less Liabilities
      -----
      100.0% Members' Capital
      =====



--------------------------------------------------------------------------------
 * As a percentage of members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 March 31, 2005

                                                  Initial
                                                 Acquisition                      Fair
 PORTFOLIO FUNDS - 93.8%                            Date           Cost           Value            Liquidity*
                                                    ----           ----           -----            ----------
 EVENT DRIVEN - 39.7%

 DISTRESSED - 9.3%

 Cerberus Partners, LP                             4/01/03     $ 3,650,000      $ 4,816,821      Semi-annually
 Longacre Capital Partners (QP), LP                4/01/03       5,850,000        7,312,691      Quarterly
                                                               -----------      -----------
                                                                 9,500,000       12,129,512
                                                               -----------      -----------

 HEDGED DISTRESSED - 4.8%

 King Street Capital, LP                           4/01/03       5,100,000        6,305,908      Quarterly
                                                               -----------      -----------

 MULTI-STRATEGY - 25.6%

 Davidson Kempner Partners                         4/01/03       6,200,000        6,949,515      Annually
 Gruss Global Investors LP                         7/01/04       5,500,000        5,916,857      Quarterly
 Merced Partners, LP                               4/01/03       6,950,000        8,644,015      Annually
 Perry Partners, LP                                4/01/03       5,500,000        7,244,509      Annually
 Seneca Capital, LP                                4/01/03       3,850,000        4,826,404      Annually
                                                               -----------      -----------
                                                                28,000,000       33,581,300
                                                               -----------      -----------

 TOTAL EVENT DRIVEN                                             42,600,000       52,016,720
                                                               -----------      -----------

 RELATIVE VALUE - 25.8%

 MULTI-STRATEGY - 25.8%

 Amaranth Partners, LLC                            4/01/03       4,950,000        5,775,864      Annually
 Deephaven Market Neutral Fund, LLC                4/01/03       5,250,000        5,991,595      Monthly
 Elliot Associates, LP                             4/01/03       3,100,000        3,899,734      Semi-annually
 OZ Domestic Partners II, LP                       2/01/04       7,650,000        8,419,337      Annually
 Purchase Associates II, LP                        2/01/04         899,727        1,161,134      Quarterly
 Stark Investments, LP                             4/01/03       7,500,000        8,454,430      Annually
                                                               -----------      -----------
                                                                29,349,727       33,702,094
                                                               -----------      -----------

 TOTAL RELATIVE VALUE                                           29,349,727       33,702,094
                                                               -----------      -----------



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
 March 31, 2005

                                                   Initial
                                                 Acquisition                      Fair
                                                    Date           Cost           Value            Liquidity*
                                                    ----           ----           -----            ----------
 LONG / SHORT EQUITY - 19.8%

 GLOBAL - 4.2%

 Kingdon Associates                                4/01/04     $ 5,000,000     $  5,455,127      Quarterly
                                                               -----------     ------------

 JAPAN - 4.1%

 FrontPoint Japan Fund                            11/01/04       5,250,000        5,362,124      Quarterly
                                                               -----------     ------------

 UNITED STATES - 11.5%

 Copper Arch Fund, LP                              4/01/03       4,050,000        4,773,535      Quarterly
 Partner Fund, LP                                  1/01/05       5,000,000        4,897,652      Quarterly
 Trivium Institutional Onshore Fund, LP            5/01/04       5,400,000        5,352,199      Monthly
                                                               -----------     ------------
                                                                14,450,000       15,023,386
                                                               -----------     ------------

 TOTAL LONG / SHORT EQUITY                                      24,700,000       25,840,637
                                                               -----------     ------------

 CREDIT - 8.5%

 CREDIT RELATIVE VALUE / TRADING - 5.3%

 CQS Capital Structure Arbitrage Feeder
   Fund Ltd.                                       9/01/04       6,750,000        6,959,796      Quarterly
                                                               -----------     ------------

 LONG / SHORT CREDIT - 3.2%

 Feingold O'Keeffe Capital I, LP                   3/01/05       4,250,000        4,250,000      Quarterly
                                                               -----------     ------------


 TOTAL CREDIT                                                   11,000,000       11,209,796
                                                               -----------     ------------


 TOTAL INVESTMENTS - 93.8%                                     107,649,727      122,769,247
 Other Assets, Less Liabilities - 6.2%                                            8,091,864
                                                                               ------------

 MEMBERS' CAPITAL - 100.0%                                                     $130,861,111
                                                                               ============

--------------------------------------------------------------------------------
 * Available frequency of redemption after initial lock-up period. Other liquidity restrictions may apply. Detailed information about the Portfolio Funds is not available. The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.

 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------
 March 31, 2005

 ASSETS
 Investments in Portfolio Funds, at fair value (cost $107,649,727)       $122,769,247
 Cash                                                                       3,095,931
 Receivable for Portfolio Funds sold                                        6,898,345
 Prepaid investment                                                           500,000
 Prepaid assets                                                                38,771
 Interest receivable                                                            1,341
                                                                         ------------
   TOTAL ASSETS                                                           133,303,635
                                                                         ------------

 LIABILITIES
 Contributions received in advance                                          1,735,100
 Management fee payable                                                       313,204
 Administration fee payable                                                    73,529
 Accrued expenses and other liabilities                                       320,691
                                                                         ------------
   TOTAL LIABILITIES                                                        2,442,524
                                                                         ------------
 NET ASSETS                                                              $130,861,111
                                                                         ============

 MEMBERS' CAPITAL REPRESENTED BY:
 Net capital contributions                                               $115,741,591
 Net unrealized appreciation of investments                                15,119,520
                                                                         ------------
                                                                         $130,861,111
                                                                         ============



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 For the year ended March 31, 2005

 INVESTMENT INCOME
   Interest                                                         $    12,311
                                                                    -----------

 EXPENSES
   Management fees                                                    1,758,602
   Professional fees                                                    371,021
   Administration fees                                                  268,528
   Investor servicing fees                                              255,526
   Insurance                                                             83,475
   Printing                                                              73,039
   Registration fees                                                     53,833
   Board of Managers fees                                                42,476
   Custodian                                                             23,350
   Miscellaneous                                                         79,957
                                                                    -----------
   TOTAL EXPENSES                                                     3,009,807
                                                                    -----------

   NET INVESTMENT LOSS                                               (2,997,496)
                                                                    -----------

 REALIZED AND UNREALIZED GAIN ON INVESTMENTS

 Net realized gain on investments                                       547,853
 Net change in unrealized appreciation on investments                 8,874,362
                                                                    -----------
 Net realized and unrealized gain on investments                      9,422,215
                                                                    -----------

 NET INCREASE IN MEMBERS' CAPITAL RESULTING
   FROM OPERATIONS                                                  $ 6,424,719
                                                                    ===========



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                       FOR THE YEAR           APRIL 1, 2003*
                                                                           ENDED                 THROUGH
                                                                      MARCH 31, 2005          MARCH 31, 2004
                                                                      --------------          --------------
 FROM OPERATIONS
    Net investment loss                                               $   (2,997,496)         $   (1,612,630)
    Net realized gain on investments                                         547,853                 155,986
    Net change in unrealized appreciation on investments                   8,874,362               6,245,158
                                                                      --------------          --------------
    Net increase in members' capital resulting from operations             6,424,719               4,788,514
                                                                      --------------          --------------

 FROM MEMBERS' CAPITAL TRANSACTIONS
    Members' contributions                                                50,356,367              84,444,108
    Members' redemptions due to Repurchase Offers                        (15,166,385)                     --
    Offering costs                                                                --                 (86,212)
    Net increase in members' capital from capital transactions            35,189,982              84,357,896
                                                                      --------------          --------------

 CHANGE IN MEMBERS' CAPITAL
    Beginning of year                                                     89,246,410                 100,000
                                                                      --------------          --------------

    End of year                                                       $  130,861,111          $   89,246,410
                                                                      ==============          ==============



--------------------------------------------------------------------------------
 * Commencement of operations

See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
 For the year ended March 31, 2005

 CASH FLOWS FROM OPERATING ACTIVITIES
 Net increase in members' capital resulting from operations        $  6,424,719

 ADJUSTMENTS TO RECONCILE NET INCREASE IN MEMBERS' CAPITAL
   RESULTING FROM OPERATIONS TO NET CASH USED IN
     OPERATING ACTIVITIES:
       Net change in unrealized appreciation on investments          (8,874,362)
       Net realized gain on investments                                (547,853)
       Purchase of Portfolio Funds                                  (61,850,000)
       Proceeds from sale of Portfolio Funds                         28,498,126

       Change in Assets and Liabilities:
         Decrease in receivable for Portfolio Funds sold                218,072
         Increase in prepaid investments                               (500,000)
         Increase in prepaid assets                                      (8,319)
         Increase in interest receivable                                 (1,221)
         Increase in management fee payable                             199,977
         Increase in administration fee payable                          23,889
         Increase in accrued expenses and other liabilities             191,911
                                                                   ------------
           Net cash used in operating activities                    (36,225,061)

 CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from members' contributions                          50,356,367
       Contributions received in advance                              1,735,100
       Members' redemptions due to Repurchase Offers                (15,166,385)
                                                                   ------------
         Net cash provided by financing activities                   36,925,082

 Net increase in cash                                                   700,021
 CASH AT BEGINNING OF YEAR                                            2,395,910
                                                                   ------------
 CASH AT END OF YEAR                                               $  3,095,931
                                                                   ============



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 March 31, 2005

NOTE 1. ORGANIZATION

BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), formerly known as Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003. The Fund had no operations prior to that date other than those related to organizational matters and the issuance of $100,000 of limited liability company interests ("Interests") in the Fund to BNY Falcon Three Holding Corp., an affiliate of BNY Investment Advisors (the "Adviser"). At March 31, 2005, the Adviser had an investment in the Fund of approximately $4.5 million.

The Adviser is a registered investment adviser and a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. Ivy Asset Management Corp. ("Ivy"), a direct, wholly-owned subsidiary of BNYCo, and a registered investment adviser, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Event Driven", "Relative Value", "Long/Short Equity" and "Credit" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Interests in the Fund are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board"). Initial and additional subscriptions for Interests are accepted into the Fund at net asset value. The Fund, from time to time, may offer to repurchase outstanding Interests at net asset value pursuant to written tenders by members ("Members"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fees equal to 1% of the value of an Interest repurchased by the Fund will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION (CONTINUED)

The Fund repurchased $5,000,000 of Interests in the Fund through the offer to purchase Interests (the "Repurchase Offer") that commenced on May 3, 2004 and expired on May 28, 2004, at a price equal to the net asset value determined as of June 30, 2004. The repurchase fee applied for this Repurchase Offer was $4,695. Additionally, the Fund repurchased $10,166,385 of Interests in the Fund through a Repurchase Offer that commenced on November 8, 2004 and expired on December 15, 2004, at a price equal to the net asset value determined as of December 31, 2004. The repurchase fee was waived for this Repurchase Offer. The Fund initially paid 95% of the estimated value of the repurchased Interests of Members within one month after the valuation date of the Repurchase Offer. The remaining amount will be paid out promptly after completion of the Fund's year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The  preparation  of financial  statements  in  conformity  with U.S.  generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

A. SECURITY VALUATION

The Fund values its holdings in accordance with the valuation principles set forth and established by the Board. These procedures require that the Fund values its investments in Portfolio Funds at fair value. Fair value of these investments ordinarily will be the value determined as of the end of each fiscal period (as defined in the Fund's registration statement) by the Portfolio Managers of each Portfolio Fund, and will ordinarily be the amount equal to the Fund's pro rata interest in the net assets of such Portfolio Fund. Such valuations are net of management and performance incentive fees or allocations payable to the Portfolio Funds' managers pursuant to the Portfolio Funds' agreements. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of investments or their net asset values other than as of the end of each month and may not be able to verify valuation information provided to the Fund by Portfolio Managers.

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund's registration

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

A. SECURITY VALUATION (CONTINUED)

statement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

To the extent that the Fund invests any of its assets through Portfolio Accounts (as defined in the Fund's registration statement), or otherwise owns securities other than interests in Portfolio Funds, the Fund will value US exchange traded securities and securities included in the Nasdaq National Market System at the last composite sales price as reported on the exchanges where such securities are traded. Securities traded on a foreign securities exchange will be valued at the last sales price on the exchange where such securities are primarily traded. Listed option and futures contracts will be valued using last sales prices as reported by the exchange with the highest recorded daily volume for such options or futures contract.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets and liabilities, will be valued at fair value as determined in good faith by, or under the supervision of, the Board. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

B. INCOME RECOGNITION

Interest income is recorded on the accrual basis. Realized gains and losses from Portfolio Fund withdrawals are recognized on a pro rata basis.

C. ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF OFFERING COSTS

Net profits or net losses of the Fund for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members. Offering costs required by applicable accounting principles to be charged to capital that are accrued during a fiscal period are allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages as of the beginning of the period.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

D. INCOME TAXES

The Fund is classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Accordingly, no provision for the payment of Federal, State or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

For the year ended March 31, 2005, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies," the Fund reclassified $2,997,496 and $547,853 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Members and had no effect on members' capital.

At March 31, 2005, the cost of investments in Portfolio Funds for Federal Income Tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Portfolio Funds. The allocated taxable income is reported to the Fund by the Portfolio Funds on Schedule K-1. At March 31, 2005, the cost of investments in Portfolio Funds for Federal Income Tax purposes was estimated to be $110,694,929. Accordingly, accumulated net unrealized appreciation on investments was $12,074,318 consisting of $12,224,467 gross unrealized appreciation and $150,149 gross unrealized depreciation.

E. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

F. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of and subject to any policies established by the Board of the Fund.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

In consideration of services provided by the Adviser, the Fund pays the Adviser a fee, the "Management Fee," computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month. The Adviser pays Ivy for its services in an amount equal to 50% of the Management Fee received by the Adviser. The fee paid to Ivy is borne by the Adviser, not the Fund.

The Bank of New York (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, of an amount equal to 0.25% of the Fund's net assets on an annual basis and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

The Bank of New York (the "Custodian") also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

BNY Hamilton Distributors, Inc. (the "Distributor") (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. These Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interest held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund).

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Each Manager of the Board receives an annual retainer of $5,000 plus a fee for each meeting attended. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the year ended March 31, 2005, amounted to $61,850,000, and $28,498,126, respectively.

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Event Driven, Relative Value, Long/Short Equity and Credit investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has greater flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures and distressed securities including low-grade bonds and convertible hedging. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments as reported by the Fund.

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 20% of net profits earned. The Portfolio Funds provide for periodic redemptions. However, with respect to certain Portfolio Funds, there are lock-up provisions of up to three years from the date of the Fund's initial investment and may also be other restrictions on redemption rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At March 31, 2005, none of the Fund's assets are invested in Portfolio Funds with lock-ups extending beyond one year from March 31, 2005. Additionally, other liquidity restrictions may apply. Detailed information about the Portfolio Funds is included on the Schedule of Investments.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not principal investment strategies of the Fund. There were no borrowings by the Fund during the year ended March 31, 2005.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for each period:

                                                                     APRIL 1, 2003 (a)
                                                    YEAR ENDED            THROUGH
                                                  MARCH 31, 2005      MARCH 31, 2004
                                                  --------------     -----------------

Net assets, end of period (000)                      $130,861             $89,246
Ratio of net investment loss to average
  Members' capital                                     (2.59%)             (2.75%)
Ratio of expenses to average Members' capital           2.60%               2.76%(b)
Total return                                            5.10%               8.38%
Portfolio turnover rate                                   25%                 19%

(a) Commencement of operations.

(b) Ratio of expenses to average Members' capital excluding organization expenses is 2.56%.

Net investment loss ratio, expenses to average Members' capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

NOTE 8. SUBSEQUENT EVENTS

From April 1, 2005 through May 17, 2005, the Fund received additional contributions from Members of approximately $5,335,906.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

 To the Members and Board of Managers of
 BNY/Ivy Multi-Strategy Hedge Fund LLC

 We have audited the accompanying statement of assets, liabilities and members' capital of BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2005, by correspondence with the custodian and management of the portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BNY/Ivy Multi-Strategy Hedge Fund LLC at March 31, 2005, the results of its operations and its cash flows for the year then ended, and the changes in members' capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                         [ERNST & YOUNG LLP SIG]


 May 17, 2005

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGERS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The managers and executive officers of the BNY/Ivy Multi-Strategy Hedge Fund and their principal occupations during the past five years are:

                                                  Principal Occupations
Manager                  Position                 During Past Five Years
-------                  --------                 ----------------------

Carla Diane Hunter       Manager                  Chief Operating Officer, Weizmann Global Endowment
Age 51                                            Management Trust, since October 2002; Director of
                                                  Investments and Treasury, Museum of Modern Art, New
                                                  York City, from April 1997 to September 2002.

Arthur Williams III      Manager                  President and Chief Investment Officer, Pine Grove
Age 63                                            Associates, Inc., since 1994; Director of Retirement Plan
                                                  Investments, McKinsey & Company, Inc., until 1994.

Rodney S. Yanker         Manager                  Founder and Managing Director, Affiliated Alternative
Age 45                                            Managers, LLC, since January 1996; Executive Vice
                                                  President, Ramsey Financial, Inc., from June 1991 to
                                                  November 1995.

Newton P.S. Merrill*     Manager                  Retired; Senior Executive Vice President, The Bank of
Age 66                                            New York, from April 1994 to May 2003; Executive Vice
                                                  President and Group Executive, Bank of Boston, from
                                                  1991 to April 1994.

Robert M. Bowen          Manager                  Retired; formerly Executive Vice President, Callan
Age 68                                            Associates, 1993-2001.

Robert J. Dwyer          Manager                  Retired; Advisory Director of Morgan Stanley & Co.
Age 61                                            and President of Dwyer Family Foundation; formerly
                                                  Executive Vice President of Morgan Stanley Dean Witter.

Steven Pisarkiewicz      President and            Executive Vice President, Asset Management, The Bank
Age 56                   Principal Executive      of New York, since May 2003; Chief Investment Officer
                         Officer                  of Structured Equity Services, Alliance Sanford C.
                                                  Bernstein & Co., from November 1999 to May 2003.

Guy Nordahl              Treasurer and            Vice President, The Bank of New York, since
Age 39                   Principal Financial      November 1999.
                         Officer

Mark Wojcik              Secretary                Compliance Specialist, Mutual Fund Administration,
Age 29                                            Compliance Group, The Bank of New York, since August
                                                  2004; Compliance and Control Analyst, Morgan Stanley,
                                                  from April 2004; Corporate Actions Liaison,
                                                  AllianceBernstein, from June 1999, Global Operations
                                                  Risk Management, AllianceBernstein, from November
                                                  1997.

--------------------------------------------------------------------------------
 * Interested Manager

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 INFORMATION ABOUT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

The Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Advisory Agreements") each had an initial term expiring on April 1, 2005, and may be continued in effect from year to year thereafter subject to the approval thereof by: (i) the Fund's Board; or (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreements for an additional period until the next meeting of the Board was approved by the Board, including a majority of the Independent Managers, at a meeting held in person on February 8, 2005. The purpose of such approval was to allow time for a more comprehensive cost and profitability analysis to be provided to the Managers by the Adviser before the regular quarterly meeting of the Board in May 2005, at which time the Adviser would request that the Board approve a full annual continuation of the Advisory Agreements and to permit the annual renewals of the Advisory Agreements to be considered each year at the May meeting of the Board when the annual cost and profitability report of the Adviser is normally available.

At a meeting of the Managers held on February 8, 2005, the Managers approved a continuation of the Advisory Agreements. In considering this matter, the Managers reviewed various written materials including: performance information on and expense ratios of comparable funds; and information relating to the costs and profitability of the Adviser ("Profitability Analysis").

In approving the renewal of the Advisory Agreements, the Managers evaluated: (i) the nature, extent and quality of services provided by the Adviser and Ivy; (ii) the investment performance of the Fund, the Adviser and Ivy; (iii) the costs of services provided and the profits realized by the Adviser and Ivy from their relationships with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of investors.

In considering the nature, extent and quality of services that the Adviser and Ivy provide to the Fund, the Managers reviewed the structure and capabilities of the Adviser and Ivy, including the qualifications of key personnel, and technology and operational support, which support the services provided to the Fund. The Managers concluded that the Fund benefits from the services provided by the Adviser and Ivy, and in particular, considered Ivy's research and portfolio management capabilities, as well as the Adviser's extensive administrative, accounting and compliance infrastructure. The Managers noted their overall satisfaction with the nature, quality and extent of services provided by the Adviser and Ivy and concluded that the Fund was receiving all services required from the Adviser and Ivy under their agreements with the Fund, and that these services were of high quality.

The Managers also considered the price paid for advisory services, including information on fees and expenses of the Fund contained in the materials provided to the Managers. They reviewed the advisory fee and expense ratio of the Fund, as well as the advisory fees and expense ratios of other similar registered funds of hedge funds. In this regard, the Managers concluded that the fees and expenses of the Fund are within the range of those of similar funds.

The Managers also considered the investment performance of the Fund and compared the Fund's performance to that of comparable funds. The Managers concluded that the Fund's performance compared favorably with the performance of similar registered funds.

The Managers also considered the profitability realized by the Adviser and Ivy, relying principally on the Profitability Analysis. The representatives of the Adviser stated that neither the Adviser nor Ivy receives any significant indirect benefits from their relationships with the Fund. After reviewing the information contained in the Profitability Analysis, the Managers determined that the profitability percentage indicated therein was not disproportionately large so that it bore no reasonable relationship to the services rendered and also determined that, given the overall performance of the Fund and superior service levels, profitability to the Adviser and Ivy was not excessive. With regard to economies of scale, the Managers noted that economies of scale are realized when a fund's assets increase significantly. The Managers concluded that, although the Fund's net assets have grown since its inception, the Fund had not reached an appropriate size to support fee reductions based on economies of scale realized by the Adviser or Ivy.

Based on the information provided to the Managers and the considerations and conclusions described above, the Board, including a majority of the Independent Managers, determined that: (i) it is appropriate that the Adviser and Ivy continue to provide services to the Funds; (ii) the fee paid by the Fund for these services is fair and reasonable; and (iii) it is in the best interests of the Fund to renew each of the Agreements for an additional period until the next quarterly meeting of the Board.

                      (This Page Intentionally Left Blank)

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.

FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the fund will achieve its objectives. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor ELECT TO INVEST IN THE FUND WITHOUT REVIEWING THE FUND'S PROSPECTUS.

The Fund is distributed by BNY Hamilton Funds Distributors, Inc., which is not affiliated with The Bank of New York. The Bank of New York, as adviser, and Ivy Asset Management Corp., as investment manager, both receive compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
  NOT FDIC, STATE OR               MAY LOSE           NO BANK, STATE OR
  FEDERAL AGENCY INSURED           VALUE              FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

                       [IVY ASSET MANAGEMENT CORP. LOGO]


IMS -3-05

ITEM 2. CODE OF ETHICS.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code is filed as an exhibit to this report on Form N-CSR under item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Managers has determined that Carla D. Hunter of the Board's audit committee qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Managers in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed from the Fund's fiscal year ended March 31, 2005 and fiscal period from April 1, 2003 (inception of the Fund) through March 31, 2004 and for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $68,000 and $67,000, respectively.

(b) AUDIT-RELATED FEES. The aggregate fees billed from the Fund's fiscal year ended March 31, 2005 and fiscal period from April 1, 2003 (inception of the Fund) through March 31, 2004 for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported above in Item 4(a) were $0 and $0, respectively.

(c) TAX FEES. The aggregate fees billed from the Fund's fiscal year ended March 31, 2005 and fiscal period from April 1, 2003 (inception of the Fund) through March 31, 2004 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $0 and $0, respectively.

(d) ALL OTHER FEES. The aggregate fees billed from the Fund's fiscal year ended March 31, 2005 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0. Fees billed for the SAS 70 for 2005 Mutual Fund Accounting and Administration, 2005 Trust and Custody Services and 2005 Mutual Fund Compliance were $187,550, $303,000, and $86,900, respectively. The aggregate fees billed from the Fund's fiscal period from April 1, 2003 (inception of the Fund) through March 31, 2004 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0. Fees billed for the SAS 70 for 2003 Mutual Fund Accounting and Administration and 2003 Trust and Custody Services were $170,500 and $275,900, respectively. These fees were paid by the Bank of New York.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Per Rule 2-01(c)(7)(A), the Audit committee pre-approves all of the Audit Fees of the Registrant . The audit-related fees related to the SAS 70 Reports which were performed by Ernst & Young LLP were pre-approved at the Bank's Audit Committee meeting.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Carla D. Hunter, Arthur Williams III, Rodney S. Yanker, Robert M. Bowen and Robert J. Dwyer.

ITEM 6. SCHEDULE OF INVESTMENTS.

The  schedule is included  as a part of the report to  shareholders  filed under
Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated the voting of proxies relating to its voting securities to the Ivy Asset Management Corp., its sub-advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable until fiscal year ending December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Managers that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on their evaluation on May 26, 2005, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY/BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund") believe that there were no significant deficiencies in the design or operation of the internal controls of the Fund or BNY Investment Advisors (the "Adviser"), the investment adviser, Ivy Asset Management Corp. ("Ivy"), the investment manager and The Bank of New York (the "Administrator"), administrator of the Fund, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as distributor for the Fund, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Fund, or Adviser, or Ivy, or Bisys on behalf of the Fund, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Fund have identified no material weaknesses in such internal controls on behalf of the Fund. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Fund who have a significant role in the Fund's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of the Adviser or the officers of the Fund, including its President and Treasurer.

b) There were no significant changes in the Fund and the Adviser's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Fund or in other factors with respect to the Fund that could have significantly affected the Fund's or the Adviser's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Fund or the Adviser during such period.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY/Ivy Multi-strategy Hedge Fund LLC
            ------------------------------------------

By:  /s/ Steven Pisarkiewicz
   -----------------------------------

Name:    Steven Pisarkiewicz

Title:   President

Date:    May 26, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Steven Pisarkiewicz
   -----------------------------------

Name:    Steven Pisarkiewicz

Title:   President

Date:    May 26, 2005

By:  /s/ Guy Nordahl
   -----------------------------------

Name:    Guy Nordahl

Title:   Treasurer

Date:    May 26, 2005